SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               FORM 8-K/A (No. 1)


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 1999


                              Broadview Media, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-8505                                                  41-0641789
(Commission File Number)                                        (IRS Employer
                                                            Identification No.)


                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 835-4455
              (Registrant's telephone number, including area code)



                         Northwest Teleproductions, Inc.
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BROADVIEW MEDIA, INC.


                                   By  /s/ Phillip A. Staden
Date April 6, 2000                 Phillip A. Staden, President

                                  EXHIBIT INDEX

                         Northwest Teleproductions, Inc.
                             Form 8-K Current Report




Exhibit Number             Description

         2 Contract of Sale dated September 20, 1999 between Southwest Teleproductions, Inc. and Sharon Harrison.